Administrative and Investment Advisor Costs	12 Months Ended
Dec. 31, 2025
Minerals Technologies Inc. Savings and Investment Plan [Member]
EBP, Statement of Change in Net Asset Available for Benefit [Line Items]
Administrative and Investment Advisor Costs
(7)     Administrative and Investment Advisor Costs

All costs of administering the Plan are paid by the Plan and amounted to $140,909 and $226,381 for the years ended December 31, 2025 and 2024, respectively. Participants are responsible for any origination and maintenance fees for each loan, and certain expenses for participating in the participant directed brokerage account. Investment advisers are reimbursed for costs incurred or receive a management fee for providing investment advisory services. Investment advisory fees and costs are deducted and reflected in the net appreciation in the fair value of investments on the Statements of Changes in Net Assets Available for Benefits.